                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned directors and/or officers of DANA CORPORATION do hereby constitute and appoint SOUTHWOOD J. MORCOTT, JAMES E. AYERS, CHARLES W. HINDE, SUE A. GRIFFIN and MARTIN J. STROBEL, and each of them, severally, their true and lawful attorneys-in-fact with full power for and on their behalf to execute the following documents in their names, places and stead, in their capacity as directors and/or officers of said Corporation, and to file the same with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of l933, as amended, or the Securities Exchange Act of l934, as amended:

  (i) the Corporation's Annual Report on Form l0-K for the fiscal year ended December 3l, l993, including any and all amendments thereto, and

  (ii) the Corporation's Registration Statement to be filed on Form S-8, pursuant to which shares of the Corporation's Common Stock are to be offered under the Corporation's 1993 Stock Option Plan, including any and all amendments or post-effective amendments thereto, and

  (b) any and all amendments or post-effective amendments to the Corporation's Registration Statement No. 33-64198 on Form S-8, pursuant to which shares of the Corporation's Common Stock are offered under the Corporation's 1977 Incentive Stock Option Plan, 1982 Amended Stock Option Plan, Directors' Stock Option Plan, Employees' Stock Purchase Plan, Additional Compensation Plan, and Director Deferred Fee Plan.

     This Power of Attorney automatically ends as to each appointee upon the termination of his or her service with the Corporation.

     IN WITNESS WHEREOF, the undersigned have executed this instrument the 13th day of December, l993.


  /s/ B. F. Bailar                                                /s/ J. D. Stevenson
      --------------------------------------------------------        -------------------------------------------------------
      B. F. Bailar                                                    J. D. Stevenson

 /s/  E. M. Carpenter                                             /s/ T. B. Sumner
      ------------------------------------------------------          -------------------------------------------------------
      E. M. Carpenter                                                 T. B. Sumner

 /s/  M. A. DiFederico                                            /s/ James E. Ayers
      ------------------------------------------------------          -------------------------------------------------------
      M. A. DiFederico                                                J. E. Ayers

 /s/  Roger T. Fridholm                                           /s/ C. W. Hinde
      -----------------------------------------------------           -------------------------------------------------------
      R. T. Fridholm                                                  C. W. Hinde

 /s/  G. H. Hiner                                                 /s/ S. A. Griffin
      -------------------------------------------------------         --------------------------------------------------------
      G. H. Hiner                                                     S. A. Griffin

 /s/  S. J. Morcott                                               /s/ M. J. Strobel
      --------------------------------------------------------        --------------------------------------------------------
      S. J. Morcott                                                   M. J. Strobel

 /s/  O. A. Singletary
      -------------------------------------------------------
      O. A. Singletary





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